ABERDEEN FUNDS

Aberdeen Core Plus Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus and Statement of Additional Information dated February 28, 2011.

Effective June 6, 2011, Boston Financial Data Services, Inc. will replace Citi Fund Services Ohio, Inc. as transfer agent to the Funds.  All references in the Statutory Prospectus and Statement of Additional Information to Citi Fund Services Ohio, Inc. are hereby deleted and replaced with Boston Financial Data Services, Inc. The following updates the information for contacting the Aberdeen Funds by mail to request a transaction or information about the Fund.

By Regular Mail:

Aberdeen Funds
P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail:

Boston Financial Data Services

Aberdeen Funds
30 Dan Rd
Canton, MA 02021

THIS SUPPLEMENT IS DATED June 6, 2011

Please keep this supplement for future reference